  EXHIBIT 10.34

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, hereinafter referred to as this "Amendment", dated as of November 7, 2007, is made and entered into by and among WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (the "Borrower"), the guarantors (the “Guarantors”) signatories hereto, the financial institutions (the “Lenders”) which are now or may hereafter become signatories hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders (in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent, and the Lenders have entered into an Amended and Restated Credit Agreement dated as of February 22, 2006 (the "Credit Agreement"); and

WHEREAS, the Borrower has requested that the Credit Agreement and the other Loan Documents be amended in certain respects, and the Agent and the Lenders have approved such request;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Guarantors, the Agent, and the Lenders do hereby agree as follows:

Section 1.        Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

Section 2.        The Borrower has requested that the aggregate Commitments be increased to $575,000,000.00 pursuant to Section 2.08(d) of the Credit Agreement.  This Amendment will provide for the increase of the Commitments.  The aggregate Commitments are $575,000,000.00.

Section 3.        Schedules 2.01, 3.05(f) and 3.15 of the Credit Agreement are hereby amended to be in the respective forms of ExhibitsA, B and C attached hereto and hereby made a part hereof.

Section 4.        Clause (a)(ii) of the definition of Value in the Credit Agreement is amended in its entirety to read as follows:  “(ii) seven and three-fourths percent (7.75%).”

Section 5.        Section 2.09(a) of the Credit Agreement is hereby amended to delete the reference therein to “$200,000,000.00” and amend it to be “$287,500,000.00.”

Section 6.        Section 5.02(b) of the Credit Agreement is hereby amended in its entirety to read as follows:  “(b) a Fixed Charge Coverage Ratio of not less than 1.50:1.00 at all times.”

Section 7.        All references in the Loan Documents (including the Guaranty) to the “Notes” shall be deemed to include (a) the revolving promissory notes executed by the Borrower payable to the order of the various Lenders in the aggregate face amount of $575,000,000.00, and (b) the competitive promissory notes of even date herewith executed by the Borrower payable to the order of each Lender in the face amount of $287,500,000.00 each.

Section 8.        The Guaranty dated as of February 22, 2006 executed by the Guarantors for the benefit of the Agent and the Lenders, and every other Guaranty executed by any of the Guarantors pursuant to the Credit Agreement, are hereby amended to provide that each Guaranty shall constitute a guaranty of payment of the promissory notes described in Section 7 just as if the said promissory notes were originally described in each Guaranty.

Section 9.        Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date.  Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

Section 10.       Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

Section 11.       The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.

Section 12.       This Amendment (a) shall be binding upon the Borrower, the Guarantors, the Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

Section 13.       THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE

FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

WEINGARTEN REALTY INVESTORS,
a Texas real estate investment trust

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

GUARANTORS:

WEINGARTEN NOSTAT, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WEINGARTEN REALTY MANAGEMENT
COMPANY

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WRI/POST OAK, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WRI/7080 EXPRESS LANE, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WEINGARTEN/LUFKIN, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WRI/PEMBROKE, LTD.,
a Texas limited partnership

By:         Weingarten Nostat, Inc.,
a Texas corporation, General Partner

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WRI/LOUISIANA HOLDINGS, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WRI/TEXLA, LLC, a Louisiana limited liability company

By:         WRI/Louisiana Holdings, Inc., a Delaware
corporation, Sole Member

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

PARLIAMENT SQUARE CENTER, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WNI/TENNESSEE HOLDINGS, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WNI/TENNESSEE, L.P., a Delaware limited
partnership

By:          WNI/Tennessee Holdings, Inc.,
General Partner

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

WEINGARTEN/INVESTMENTS, INC.

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive VP/CFO

Signature page to Amendment Agreement with Weingarten Realty Investors

JPMORGAN CHASE BANK, N.A.
as Agent and as a Lender

By:	/s/ Tod M. Fuller
Name:	Todd M. Fuller
Title:	First Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

BANK OF AMERICA, N.A.

By:	/s/ Will T. Bowers, Jr.
Name:	Will T. Bowers, Jr.
Title:	Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment Agreement with Weingarten Realty Investors

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ James A. Colella
Name:	James A. Colella
Title:	Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

COMPASS BANK

By:	/s/ Eric E. Ensmann
Name:	Eric E. Ensmann
Title:	Senior Vice President

 Signature page to Amendment Agreement with Weingarten Realty Investors

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	Joint General Manager

 Signature page to Amendment Agreement with Weingarten Realty Investors

WACHOVIA BANK, N.A.

By:	/s/ Cathy A. Casey
Name:	Cathy A. Casey
Title:	Managing Director

Signature page to Amendment Agreement with Weingarten Realty Investors

SUNTRUST BANK

By:	/s/ Nancy B. Richards
Name:	Nancy B. Richards
Title:	Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

SCOTIABANC, INC.

By:	/s/ M. D. Smith
Name:	M. D. Smith
Title:	Director

Signature page to Amendment Agreement with Weingarten Realty Investors

THE BANK OF NOVA SCOTIA, Acting
through its San Francisco Agency

By:	/s/ Chris Osborn
Name:	Chris Osborn
Title:	Managing Director

Signature page to Amendment Agreement with Weingarten Realty Investors

BANK OF CHINA, NEW YORK BRANCH

By:
Name:
Title:

Signature page to Amendment Agreement with Weingarten Realty Investors

U. S. BANK NATIONAL ASSOCIATION

By:	/s/ Ronald S. Gray
Name:	Ronald S. Gray
Title:	Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Yasuo Imaizumi
Name:	Yasuo Imaizumi
Title:	Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

THE NORTHERN TRUST COMPANY

By:	/s/ Carol Conklin
Name:	Carol Conklin
Title:	Vice President

EXHIBIT A

SCHEDULE 2.01

LENDER	REVOLVING LOAN COMMITMENT
(Percentage)

JPMorgan Chase Bank, N.A.	$75,000,000.00
(13.00%)

Bank of America, N.A.	$75,000,000.00
(13.00%)

Commerzbank AG, New York and Grand Cayman Branches	$25,000,000.00
(4.30%)

PNC Bank, National Association	$50,000,000.00
(8.70%)

Compass Bank	$35,000,000.00
(6.10%)

Sumitomo Mitsui Banking Corporation	$60,000,000.00
(10.40%)

Wachovia Bank, N.A.	$60,000,000.00
(10.40%)

SunTrust Bank	$50,000,000.00
(8.70%)

ScotiaBanc, Inc.	$25,000,000.00
(4.30%)

The Bank of Nova Scotia	$20,000,000.00
(3.50%)

Bank of China, New York Branch	$20,000,000.00
(3.50%)

U. S. Bank National Association	$20,000,000.00
(3.50%)

Mizuho Corporate Bank, Ltd.	$30,000,000.00
(5.20%)

The Northern Trust Company	$30,000,000.00
(5.20%)

Exhibit B SCHEDULE 3.05(f)
Properties located in a special flood hazard area

Location	Property Name	City	County	State	Zip

17	Stella Link Shopping Center	Houston	Harris	TX	77025
73	Food King Place	Galveston	Galveston	TX	77550
99	Braeswood Square Shopping Ctr.	Houston	Harris	TX	77096
107	Markham Square Shopping Center	Little Rock	Pulaski	AR	72205
122	Galveston Place	Galveston	Galveston	TX	77551
284	Tropicana Beltway Center	Las Vegas	Clark	NV	89148
295	Tamiami Trail Shops	Miami	Dade	FL	33184
304	Publix @ Laguna Isles	Pembroke Pines	Broward	FL	33332
316	Mineral Springs Village	Durham	Durham	NC	27703
334	North Creek Plaza	Laredo	Webb	TX	78045
347	Flamingo Pines	Pembroke Pines	Broward	FL	33027
364	Crossing At Stonegate	Parker	Douglas	CO	80134
414	Sherman Plaza Business Park I and II	Richardson	Dallas	TX	75081
435	Manana Office Service Center	Dallas	Dallas	TX	75220
439	Northwest Crossing Office/Service Ctr	Dallas	Dallas	TX	75220
444	Kempwood Industrial	Houston	Harris	TX	77055
445	Northway Park II	Houston	Harris	TX	77028
453	1625 Diplomat Drive	Carrolton	Harris	TX	75006
481	Kempwood Industrial	Houston	Harris	TX	77055
490	Citadel Building	Houston	Harris	TX	77008
494	Jester Plaza	Houston	Harris	TX	77018
497	Stonecrest Business Center	Houston	Harris	TX	77099
555	Hopewell	Tampa	Hillsborough	FL	33619
571	1919 N. Loop West	Houston	Harris	TX	77008
662	Orleans Station	New Orleans	New Orleans Parish	LA	70124
703	Broadway Shopping Center	Galveston	Galveston	TX	77551
Reg Ofc	Ft. Lauderdale, FL	Ft. Lauderdale	Broward	FL	33309

The above list contains all known properties located in a special flood hazard area.
The Borrower carries insurance coverage for these properties in amounts sufficient to cover it for potential losses.

Exhibit B SCHEDULE 3.05(f)
Properties located in potential earthquake or seismic areas

Location	Property Name	City	State	Zip

250	Buena Vista Marketplace	Duarte	CA	91010
251	Centerwood Plaza	Bellflower	CA	90706
252	Menifee Town Center	Menifee	CA	92584
253	Ralph's Center	Redondo Beach	CA	90278
254	San Marcos Plaza	San Marcos	CA	92069
255	Westminster Center	Westminster	CA	92683
256	Marketplace	Castro Valley	CA	94552
257	Arcade Square	Sacramento	CA	95821
258	Creekside Shopping Center	Vacaville	CA	95687
259	Discovery Plaza	Sacramento	CA	95833
260	Gateway Plaza	Fremont	CA	94538
261	Hallmark Town Center	Madera	CA	93637
262	Prospector's Plaza	Placerville	CA	95667
263	Shasta Crossroads	Redding	CA	96003
264	Silver Creek Plaza	San Jose	CA	95121
265	Southampton Shopping Center	Benicia	CA	94510
266	Stony Point Plaza	Santa Rosa	CA	95407
267	Summer Hills Plaza	Citrus Heights	CA	95621
268	Sunset Center	Suisun City	CA	94585
286	Chino Hills Marketplace	Chino Hills	CA	91709
307	Greenhouse Marketplace	San Leandro	CA	94575
326	Rancho San Marcos Village	San Marcos	CA	92069
335	El Camino Shopping Center	Encinitas	CA	92024
359	Marshall's Plaza	Modesto	CA	95350
368	Aurora City Place	Aurora	CA	80012
392	Valley Shopping Center	Sacramento	CA	95823
396	Freedom Centre	Freedom	CA	95019
397	Jess Ranch	Apple Valley	CA	92308
675	Tully Corners	San Jose	CA	95122

The above list contains all known properties located in potential earthquake of seismic areas.
The Borrower carries insurance coverage for these properties in amounts sufficient to cover it for potential losses.

EXHIBIT C

SCHEDULE 3.15

LIST OF SUBSIDIARIES

Subsidiary Name	Company #
Amarillo Centers, Inc.	132
ATDNL, Inc.	145
Best in the West Holdings, LLC	016
Brookwood Square Holdings, LLC	199
Chino Hills Holdings, LLC	158
Cumberland Potranco JV	265
Cypress/Westfield, Inc.	133
El Camino Holdings, LLC	197
Falls Pointe Holdings, LLC	160
Flamingo Pines Holdings, LLC	169
GDC Riverhill Tower, LLC	795
GVR SPE I LLC	051
Heritage HT #1, LLC	045
High House Holdings LLC	282
Hollywood Hills Holdings, LLC	165
Jacinto City, Ltd.	269
Jackson West Holdings, LLC	106
Las Tiendas Holdings, LLC	101
Lincoln Place Limited Prtnrshp	242
Main/O.S.T.,Ltd.	236
Markham West Shopping Cntr L.P	237
Mesquite/Town East, Inc.	138
Nano Corp.	116
NEC Dalrock and SH 66, Ltd.	202
NOBSIL, LLC	296
North Towne Plaza JV	263
Northcross Holdings, LLC	103
Palm Coast Center, LLC	275
Parliament Square Center, Inc.	019
Pinecrest Plaza Holdings, LLC	011
Rancho San Marcos Holdings,LLC	162
Rosenberg, Ltd.	276
Roswell Corners Holdings, LLC	108
S/W Albuquerque, L.P.	211
Sheldon Center, Ltd.	266
Siempre Viva 7&8 Holdings, LLC	182
South Padre Drive L.P.	250
SPM/WRI College Station	212
SPM/WRI Overland Park, L.P.	213
SPM/WRI Rockwall, L.P.	214
Steele Creek Holdings, LLC	217

Sugarloaf Holdings, LLC	195
Wein Bridges Smky Hill II LLC	180
Wein Bridges Smky Hill III LLC	776
Wein I-4 Clermont Landing TRS	533
Wein I-4 Clermont Landing, LLC	531
Wein. Hughes Waterford Venture	287
Wein./Miller/Thorncreek II LLC	775
Wein./Miller/Thorncreek II LLC	796
Wein/Miller Westminster JV	793
Wein/Miller/Englewood	763
Wein/Miller/Englewood LLC	798
Wein/Miller/Fiest JV	764
Wein/Miller/Fiest LLC	797
Weingarten - Fulton, LLC	264
Weingarten / Investments, Inc.	750
Weingarten Aurora Inc.	177
Weingarten Colorado, Inc.	147
Weingarten DRC Clermont TRS	532
Weingarten DRC Clermont, LLC	530
Weingarten Golden State, Inc.	156
Weingarten GS Delaware, Inc.	155
Weingarten GS, Inc.	154
Weingarten Herndon Plaza JV	224
Weingarten Lowry Inc.	178
Weingarten Miller Aurora IILLC	773
Weingarten Miller Buckingham L	781
Weingarten Miller Lowry II LLC	774
Weingarten NAP GP, LLC	027
Weingarten NAP, LP	028
Weingarten Newquist, LLC	272
Weingarten Nostat, Inc.	120
Weingarten Realty Investors	001
Weingarten Realty Mgmt. Co.	002
Weingarten Sheridan LLC	782
Weingarten Thorncreek Inc.	179
Weingarten/Arizona, Inc.	142
Weingarten/Bridges at Smky Hll	761
Weingarten/Jones Road Co, Inc.	105
Weingarten/Lubbock, Inc.	115
Weingarten/Lufkin Theatre, Inc	130
Weingarten/Lufkin, Inc.	129
Weingarten/Maine, Inc.	121
Weingarten/Miller Elizabeth JV	762
Weingarten/Miller Fiest II JV	767
Weingarten/Miller/Aurora	768
Weingarten/Miller/AuroraII LLC	049
Weingarten/Miller/Englewood JV	777
Weingarten/Miller/Lowry JV	766

Weingarten/Miller/Thorncreek	765
Weingarten/Monvis, LLC	164
Weingarten/Monvis, LLC	286
Weingarten/New York, Inc.	134
Weingarten/Oklahoma, Inc.	123
Weingarten/Railspur, Inc.	124
Weingarten/Southgate, Inc.	127
Weingarten/Tennessee, Inc.	122
Weingarten/Village Arcade II	144
Weingarten/Village Arcade Inc.	128
Weingartern/Miller/Lowry IIC L	050
WII Ridgeway, LLC	038
Wirt Road Realty, LLC	055
WNI/Tennessee Holdings, Inc.	193
WNI/Tennessee LP	194
WR Paradise Key, LLC	068
WR Tully, L.P.	067
WRI 151 Ingram GP, LLC	753
WRI 151 Ingram LP	754
WRI 1725 Dornoch, LLC	022
WRI 1855 Dornoch, LLC	023
WRI Austin Properties GP, Inc.	117
WRI Best in the West, LLC	017
WRI Brookwood Marketplace, LLC	227
WRI Brookwood Square, LLC	190
WRI Camp Creek Mktplace II, LL	228
WRI Charleston Commons Holding	041
WRI Cottonwood Holdings LLC	112
WRI Cottonwood LLC	113
WRI Countryside Centre Holding	062
WRI Countryside Centre, LLC	063
WRI Cumberland GP, LLC	052
WRI Cumberland, LP	053
WRI El Camino, LP	198
WRI Fiesta Trails Holdings LLC	184
WRI Fiesta Trails, LP	185
WRI Flamingo Pines, LLC	170
WRI Freedom Centre, L.P.	025
WRI Galleria Holdings, LLC	039
WRI Galleria, LLC	040
WRI Gateway Station GP, LLC	751
WRI Gateway Station, LP	752
WRI Golden State, L.L.C.	710
WRI GS Partnership, L.P.	203
WRI Hopewell, LLC	037
WRI Hughes Surf City, LLC	046
WRI Hughes, LLC	044
WRI Interests, Inc.	151

WRI Jackson West, LP	107
WRI Johnston Road Plaza, LLC	216
WRI Kennesaw, LLC	119
WRI Laguna Isles, LLC	189
WRI Lakeland, LLC	043
WRI Lakeside Marketplace, LLC	229
WRI Las Tiendas, LP	102
WRI Madera Village LLC	048
WRI Marshalls Plaza, LP	018
WRI North American Properties,	226
WRI Northcross, LP	104
WRI Northtown I, L.P.	110
WRI Northtown II, L.P.	111
WRI Oak Grove Market Center,LL	054
WRI Overton Holdings, LLC	187
WRI Overton Plaza, LP	188
WRI Parkland, LLC	024
WRI Pinecrest Plaza, LLC	012
WRI Princeton Lakes, LLC	233
WRI Ravenstone, LLC	126
WRI Regency Centre, LLC	026
WRI River Marketplace, LLC	014
WRI Roswell Corners, LLC	109
WRI Sandy Plains, LLC	186
WRI Seminole Holdings, LLC	230
WRI Seminole II, LLC	232
WRI Seminole Marketplace, LLC	231
WRI Shoppes at Bears Path, LLC	047
WRI Shoppes of S Semoran Hld	065
WRI Shoppes of S Semoran, LLC	066
WRI Siempre Viva 345, LLC	181
WRI Siempre Viva 7 and 8, LLC	183
WRI Steele Creek, LLC	218
WRI Strom, L.P.	215
WRI Sugarloaf, LLC	196
WRI Thompson Bridge, LLC	015
WRI Trautmann, L.P.	297
WRI Uintah Gardens, LLC	021
WRI Uintah Holdings, LLC	020
WRI University Palms, LLC	168
WRI University Place, LLC	013
WRI West Jordan LLC	291
WRI Westgate Ind. Holdings LLC	191
WRI Westgate Industrial, LP	192
WRI/7080 Express Lane, Inc.	149
WRI/Atlanta Park - 3658, L.P.	285
WRI/Atlanta Park, L.P.	284
WRI/Bay City, Inc.	125

WRI/Bell Plaza, Inc.	150
WRI/Bell, Inc.	143
WRI/Central Park North, Inc.	118
WRI/Central Plaza, Inc.	146
WRI/Chino Hills, LLC	159
WRI/Custer Park, Inc.	152
WRI/De Vargas, Inc.	114
WRI/Falls Pointe, LLC	161
WRI/Greenhouse, L.P.	295
WRI/High House LLC	281
WRI/Hollywood Hills, LLC	166
WRI/Lathrop, Inc.	131
WRI/Lone Star, Inc.	172
WRI/Louisiana Holdings, INC.	175
WRI/Miller Westminster I LLC	791
WRI/Miller Westminster II LLC	792
WRI/Mini-Storage, Inc.	139
WRI/Nederland, Inc.	136
WRI/Pavilion, Inc.	171
WRI/Pembroke, Ltd.	201
WRI/Pitman Corners, Inc.	157
WRI/Post Oak, Inc.	141
WRI/Puckett, Inc.	135
WRI/Raleigh L.P.	280
WRI/Rancho San Marcos, LLC	163
WRI/Regency Park, Inc.	173
WRI/Rockwall, Inc.	174
WRI/Staples, Inc.	148
WRI/SW Park II, Inc.	137
WRI/Tamiami Trails, LLC	167
WRI/TEXLA, LLC	176
WRI/Utah Properties, L.P.	290
WRI-Charleston Commons, LLC	042
WRI-IND GP, LLC	036
WRI-RET GP, LLC	064
WRI-TC Alafaya Square, LLC	034
WRI-TC East Lake Woodlands,LLC	032
WRI-TC International Drive Val	029
WRI-TC Kendall Corners, LLC	031
WRI-TC Marketplace at Dr. Phil	035
WRI-TC Palm Lakes Plaza, LLC	033
WRI-TC South Dade Shopping Cen	030
WTSC, Inc.	140